Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt [Text Block]

12.       Debt

Long-term loans, notes and other long-term debt to unrelated parties consisted of the following:

Millions of dollars	2012		2011
Senior Notes due 2017, $2,250 million, 8.0%	$	- -	$619
Senior Notes due 2017, €375 million, 8.0%		- -	134
Senior Notes due 2018, $3,240 million, 11.0%		- -	1,922
Senior Notes due 2019, $2,000 million, 5.0%		2,000	- -
Senior Notes due 2021, $1,000 million, 6.0%		1,000	1,000
Senior Notes due 2024, $1,000 million, 5.75%		1,000	- -
Guaranteed Notes due 2027, $300 million, 8.1%		300	300
Other		5	9
Total		4,305	3,984
Less current maturities		(1)	(4)
Long-term debt		$4,304	$3,980

Short-term loans, notes and other short-term debt to unrelated parties consisted of the following:

Millions of dollars	2012		2011
$2,000 million Senior Revolving Credit Facility	$	- -	$	- -
$2,000 million Senior Secured Asset-Based Revolving Credit Facility		- -		- -
$1,000 million U.S. Receivables Securitization Facility		- -		- -
€450 million European Receivables Securitization Facility		- -		- -
Financial payables to equity investees		9		10
Other		86		38
Total short-term debt		$95		$48

Aggregate maturities of debt during the next five years are $96 million in 2013, $1 million in each of the years 2014 through 2017, and $4,300 million thereafter.

Long-Term Debt

8% and 11% Senior Notes―In 2012, we fully repaid our 8% and 11% senior notes in a series of payments totaling $2,676 million, including $755 million for our 8% senior notes and $1,921 million for our 11% senior notes. In connection with these repayments, we paid premiums totaling $294 million and charged $18 million of previously capitalized debt issuance costs to interest expense. As a result of these repayments, the subsidiary guarantees of all of our senior debt, including the 5%, 5.75% and 6% senior notes discussed below were released on June 15, 2012.

5% and 5.75% Senior Notes―In April 2012, we issued $2,000 million aggregate principal amount of 5% senior notes due 2019 and $1,000 million aggregate principal amount of 5.75% senior notes due 2024, each at an issue price of 100%. When issued, the 5% and 5.75% senior notes were guaranteed on a senior basis by generally all of our U.S. subsidiaries. The subsidiary guarantees were released on June 15, 2012 as a result of the repayment of our 8% and 11% senior notes described above.

6% Senior Notes—In November 2011, we issued $1.0 billion of 6% senior notes due 2021. In December 2011, we used the net proceeds from the offering of the 6% senior notes, together with available cash, to pay a special dividend in the aggregate amount of $2.6 billion to shareholders of record on November 25, 2011. When issued, the 6% senior notes were guaranteed on a senior basis by generally all of our U.S. subsidiaries. The subsidiary guarantees were released on June 15, 2012 as a result of the repayment of our 8% and 11% senior notes described above.

Short-Term Debt

Senior Revolving Credit Facility—In May 2012, we entered into a five-year revolving credit facility. The facility may be used for dollar and euro denominated borrowings and includes supporting up to $700 million of dollar and euro denominated letters of credit. The balance of outstanding borrowings and letters of credit under the facility may not exceed $2,000 million at any given time. We may, from time to time, request the total commitments available under the facility be increased to an aggregate amount not to exceed $2,500 million. Borrowings under the facility bear interest at a Base Rate or LIBOR, plus an applicable margin. Additional fees are incurred for the average daily unused commitments.

The facility contains customary covenants and warranties, including specified restrictions on indebtedness, liens, and sale and leaseback transactions. In addition, we are required to maintain a specified interest coverage ratio of 3.00 to 1.00 or more and a consolidated leverage ratio of 3.50 to 1.00 or less as of the last day of each fiscal quarter. We are in compliance with these covenants as of December 31, 2012.

Obligations under the facility were guaranteed by our U.S. subsidiaries until those guarantees were released in June 2012 as a result of the repayment of our 8% and 11% senior notes, described above.

At December 31, 2012, availability under this facility was $1,949 million. There were no borrowings outstanding under the facility and outstanding letters of credit totaled $48 million.

ABL Credit Facility—In connection with the execution of our revolving credit facility in May 2012, we terminated our U.S. asset-based revolving credit facility. All amounts owed by the borrowers under this facility have been repaid and all commitments have been terminated. In connection with the termination of this facility, $17 million of unamortized debt issuance costs were charged to interest expense.

U.S. Receivables Securitization Facility—In September 2012, we entered into a three-year, $1,000 million accounts receivable securitization facility. Pursuant to the new facility, certain of our subsidiaries sell or contribute their trade receivables to a wholly owned, bankruptcy-remote subsidiary on an ongoing basis and without recourse. The bankruptcy-remote subsidiary, which was formed solely to purchase or receive such contributions of receivables from these subsidiaries, may then, at its option and subject to a borrowing base of eligible receivables, sell undivided interests in the pool of trade receivables together with all related security and interests in the proceeds thereof to financial institutions participating in the facility. The receivables sold to the bankruptcy-remote subsidiary are reserved only to satisfy claims of its creditors and are not available to satisfy the claims of creditors of the company and its subsidiaries. In the event of a liquidation, the bankruptcy-remote subsidiary's assets will be used to satisfy the claims of its creditors prior to any assets or value in the bankruptcy-remote subsidiary becoming available to us. We are responsible for servicing the receivables. The facility also provides for the issuance of letters of credit up to $200 million. The term of the securitization facility may be extended in accordance with the provisions of the agreement.

The facility is also subject to customary warranties and covenants, including limits and reserves and the maintenance of specified financial ratios. We are required to maintain a leverage ratio at the end of every fiscal quarter of 3.50 to 1.00 or less for the period covering the most recent four quarters. Performance obligations under the facility are guaranteed by our parent company.

At December 31, 2012, availability under this facility was $916 million. There were no borrowings or letters of credit outstanding under the facility.

Other—Amortization of debt issuance costs resulted in amortization expense of $58 million and $61 million for the years ended December 31, 2012 and 2011, respectively, and $41 million for the eight months ended December 31, 2010 and $307 million for the four months ended April 30, 2010. These costs include the write off of unamortized debt issuance costs associated with the repayment of the 8% and 11% senior notes and the termination of the ABL credit facility described above and are included in interest expense in the Consolidated Statements of Income.

Our weighted average interest rate on outstanding short-term debt was 3.3% in 2012 and 3.9% in 2011.